UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 25, 2020

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de León Avenue, Stop 23 Santurce, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	FBP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of a new principal executive officer, president, principal financial officer, principal accounting officer, principal operating officer, or person performing similar functions.

On February 25, 2020, First BanCorp. (the “Corporation”) appointed Orlando Berges, the Corporation’s Chief Financial Officer and Executive Vice President, to serve as the Corporation’s Chief Accounting Officer on an interim basis, effective immediately, following the passing of Pedro Romero, the Corporation’s prior Chief Accounting Officer. During such time as Mr. Berges serves as the interim Chief Accounting Officer and continuing after his replacement to such position is appointed, Mr. Berges will continue to serve in his capacity as the Corporation’s Chief Financial Officer and Executive Vice President.

Mr. Berges, 62, has served as Executive Vice President and Chief Financial Officer of the Corporation since August 1, 2009. Mr. Berges has over 39 years of experience in the financial, administration, public accounting and business sectors. Prior to joining the Corporation, Mr. Berges served as Executive Vice President of Administration of Banco Popular de Puerto Rico, a subsidiary of Popular, Inc., from May 2004 until May 2009, where he was responsible for supervising the finance, operations, real estate, and administrative functions in both the Puerto Rico and U.S. markets; Executive Vice President and Chief Financial, Operations and Administration Officer of Popular Inc.’s subsidiary Banco Popular North America from January 1998 to September 2001, and as Regional Manager of a branch network of Banco Popular de Puerto Rico from October 2001 to April 2004. Mr. Berges is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Puerto Rico Society of Certified Public Accountants. Mr. Berges is a director of the Corporation’s subsidiaries First Federal Finance Limited Liability Company d/b/a Money Express, FirstBank Overseas Corp., First Express, Inc., First Management of Puerto Rico, L.L.C. and FirstBank Insurance Agency, LLC. Mr. Berges was a director of the Corporation’s subsidiary First Mortgage from August 2009 through December 2014.

There are no plans, understandings or arrangements or amendments to any plans, understanding or arrangements between Mr. Berges and any other party pursuant to which Mr. Berges was appointed to serve as interim Chief Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 25, 2020	First BanCorp.

		By:	/s/ Lawrence Odell
		Name:	Lawrence Odell
		Title:	EVP and General Counsel